UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2007

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 – 120th Avenue NE

Kirkland, Washington 98033

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operation and Financial Condition.

On March 15, 2007, Celebrate Express, Inc. (the “Company”) issued a press release, announcing, among other matters, certain of its preliminary financial results for the quarter ended February 28, 2007, the text of which is set forth as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 9, 2007, the Board of Directors of the Company amended Section 11.1 of the Company’s Amended and Restated Bylaws (the “Bylaws”) effective immediately. Section 11.1 of the Bylaws was amended to provide that no bylaw may be adopted, amended or repealed by the shareholders except by the vote of at least a majority of the voting power of the Company. Section 11.1 previously provided that such adoption, amendment or repeal by the shareholders required a 66 2/3% vote of the shareholders.

The foregoing description of the amendments to the Company’s Bylaws is a summary and is qualified in its entirety by the copy of such amendments which are filed as Exhibit 3.1 attached hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Company’s press release, dated March 15, 2007, announcing, among other things, (i) the Company had terminated its review of strategic alternatives and the engagement of Cowen & Company LLC in connection with such review, (ii) the Board of Directors had declared a special cash dividend, (iii) the Board of Directors had amended the Bylaws and would be recommending the Company’s shareholders approve at the 2007 annual meeting of shareholders a measure to declassify the Board of Directors and a measure to permit one or more members of the Board of Directors to be removed, without cause, at a meeting of shareholders called for that purpose, (iv) the adoption of a revised shareholder communications policy and (v) updated fiscal 2007 financial guidance.

Item 8.01	Other Events.

On March 9, 2007, the Board of Directors declared a special cash dividend in the amount of $1.25 per share, payable April 24, 2007 to shareholders of record on April 12, 2007.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K regarding Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Celebrate Express, Inc. under the Securities Act of 1933, as amended.

Exhibit	Description

3.1	Amendment to Section 11.1 of the Amended and Restated Bylaws of Celebrate Express, Inc.
99.1	Press Release, dated March 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007	CELEBRATE EXPRESS, INC.

By:	/s/ Darin L. White
Darin L. White

Vice President, Finance

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to Section 11.1 of the Amended and Restated Bylaws of Celebrate Express, Inc.
99.1	Press Release, dated March 15, 2007